UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2008

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CSX CORPORATION
(Exact name of registrant as specified in its charter)

________________________________

Virginia
(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(904) 359-3200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 17, 2008, CSX Corporation (“CSX”) issued a press release announcing first-quarter and full-year 2008 guidance, longer-term guidance through 2010, an increased share buyback program and an increase in the quarterly dividend by 20 percent to 18 cents per share, payable on June 13, 2008.  The text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

On March 17, 2008, CSX filed a lawsuit against The Children’s Investment Fund and 3G Capital Partners alleging violations of federal securities laws.  The text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference.  The text of the complaint is attached as Exhibit 99.3.

Item 9.01. Exhibits.

(d)	Exhibits required to be filed by Item 601 of Regulation K.

Exhibit No.	Description
99.1	Press release issued by CSX Corporation on March 17, 2008
99.2	Press release issued by CSX Corporation on March 17, 2008
99.3	Complaint filed by CSX in the United States District Court for the Southern District of New York on March 17, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ David A. Boor
	Name:	David A. Boor
	Title:	Vice President - Tax and Treasurer

Date: March 17, 2008